IMPORTANT NOTICE REGARDING CHANGE IN FUND NAME, INVESTMENT OBJECTIVE AND INVESTMENT POLICIES

SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION

Xtrackers S&P 500 Value Scored & Screened ETF (SNPV)

In order to implement a new investment strategy for the fund, the fund’s Board of Trustees (the “Board”) has approved changes to the fund proposed by DBX Advisors LLC, the fund’s investment advisor (the “Advisor”), including: (i) a new fund name and ticker symbol; (ii) a new investment objective; and (iii) a new underlying index, the S&P 100 Ex-Top 20 Select Index. The changes to the fund are further described below and will become effective on or about December 19, 2025 (the “Effective Date”).
On the Effective Date, the fund’s name will change to Xtrackers S&P 100 Ex Top 20 ETF, and the fund’s ticker symbol will change from SNPV to XOEX. At that time, the fund will change its current investment objective of seeking investment results that correspond generally to the performance, before fees and expenses, of the S&P 500 Value Scored & Screened Index, to seeking investment results that correspond generally to the performance, before fees and expenses, of the S&P 100 Ex-Top 20 Select Index.
The fund’s current 80% investment policy will be updated on the Effective Date. The policy currently provides that the fund will invest at least 80% of its total assets (but typically far more) in component securities of the underlying index. On the Effective Date, the fund’s 80% investment policy will change to provide that, under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in component securities of the underlying index. While the proposed changes to the phrasing of the policy are minor, the actual change is significant because the “underlying index” referenced in the policy will change from the S&P 500 Value Scored & Screened Index to the S&P 100 Ex-Top 20 Select Index. Portfolio management anticipates that the fund’s reconfiguration on the Effective Date to track its new underlying index will result in significant turnover of the fund’s currently held portfolio securities, which will result in transaction costs that will be borne by the fund and could result in the recognition of capital gains by the fund.
The fund’s investment objective and 80% investment policy are not fundamental and may be changed by the Board without shareholder approval. The fund will not change its new investment objective or 80% investment policy unless it provides shareholders with at least 60 days’ prior written notice of any such changes.
The fund’s current portfolio management team will continue to manage the fund’s assets after the Effective Date. The fund’s current unitary advisory annual fee rate of 0.15% of the fund’s average daily net assets will not change.
Please Retain This Supplement for Future Reference
October 7, 2025
PRO_SAISTKR25-40